As filed with the Securities and Exchange Commission on June 6, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2014

Date of reporting period:  03/31/2014

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2014

May 15, 2014

Dear Shareholders,

We are pleased to present the Semi-Annual report of Concorde Funds, Inc. for the six month period ending March 31, 2014.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, continued to follow its conservative value style stock strategy and generated an 8.68% return over the six month period ending March 31, 2014, the first half of its fiscal year. The returns were somewhat burdened by a larger than normal cash position and an emphasis on larger capitalization companies, which have lagged small cap and mid cap stocks performance in the recent past. The Fund emphasized larger companies with the objective of investing in opportunities that are better positioned to withstand the volatilities and economic uncertainties which prevail in the current markets.

	Six Months Ended	Annualized	Annualized	Annualized
	03/31/2014	1 Year Ending	5 Years Ending	10 Years Ending
	(Unaudited)	03/31/2014	03/31/2014	03/31/2014
Concorde Value Fund	8.68%	16.90%	14.61%	3.36%
Russell 3000 Value Total Return	13.16%	21.65%	21.88%	7.62%
S&P 500	12.51%	21.86%	21.16%	7.42%
Russell 2000	9.94%	24.90%	24.31%	8.53%
Lipper Multi-Cap Value	12.48%	22.95%	20.54%	6.77%
Wilshire 4500	11.46%	25.87%	25.56%	9.91%
NASDAQ	11.33%	28.21%	22.37%	8.06%

The positive total return for the period was generated by appreciation and income across the vast majority of fund holdings and sectors.  Performance varied from several holdings with mid to upper 20% gains to a group with low single digit gains and losses.  Headwinds to performance vs. broad indices include moderate cash balances in an advancing market and lower allocation to sectors which outperformed along with some individual underperforming positions.  Income received from dividends continues to be a meaningful part of total returns as many portfolio equities continue to increase their rate per share.  The Fund had mixed relative results compared to the two S&P sectors which had the strongest gains for the last six months.  In healthcare, modest underperformance was generated by a down last quarter of 2013 by Quest Diagnostics and a weak first quarter 2014 by Agilent.  Quest was sold during early 2014 as management continued to make additional acquisitions even as they had guided at reducing that activity.  The Quest valuation is still reasonable and results have been good but we decided to exit until the future has more clarity.  Agilent is splitting the life sciences and industrial measurement business into two public companies later in 2014 and we are reviewing whether to hold as the stock has risen partially to reflect this separation.  Within technology, the second best sector performer, the Fund modestly outperformed as a result of gains from the focused holdings including Microsoft, Blucora and Oracle.  All three rose greater than the benchmark sector in late 2013.  In the first quarter, Blucora dropped as a result of general weakness in smaller cap technology stocks and concerns over a recent acquisition while Oracle and Microsoft benefited from continued outstanding results and increased investor interest in large cash flow generating businesses.

In the consumer discretionary sector, a large fund allocation, overall contributions to gains were strong with mixed individual results.  Fortune Brands Home & Security and Lowes Companies, tied to the resurgent housing market, had modest gains in line with the sector following larger gains over the last two years.  Hanesbrands, a long term fund holding, continued to outperform as results and continued deleveraging drove the stock higher.  We have taken  significant profits over the last few quarters but continue to hold a reduced position.  Viacom and Walt Disney, two large media stalwarts, contributed gains although Viacom has begun to underperform after recent gains and it is approaching a fair valuation.  We have trimmed it also in recent quarters.  Disney rose more during the period as results continue to impress across all business segments.  A new addition to the Fund in 2013, Directv, rose significantly as the steady North American cash flow and strong growth and potential free cash flow in Latin America gained increasing investor recognition.

The industrial segment had index and sector tracking results, finishing 2013 strongly and then going flat in Q1 2014.  Union Pacific and Hertz Global Holdings had the best performance in the group, followed by Fiserv, Deere & Co., UPS, United Technologies CV Pfd. and Waste Management.  All of our industrial holdings are leaders in their product and service offerings and have seen results improve steadily in the modest domestic recovery as pricing and volumes contribute to higher earnings.  UPS and United Technologies are also benefitting from international growth and the stabilization of activity in Western Europe.

The Fund’s energy holdings lagged sector results primarily because of lack of exposure to energy services which have risen strongly in recent quarters.  However, net gains were made in this sector despite mixed results.  Kinder Morgan lagged as growth slowed and positive investor sentiment transitioned from the steady, dividend rich infrastructure businesses to the more cyclical service companies and growth exploration names.  Canadian Oil Sands strengthened in early 2014 as pricing remained strong and anticipation of future volume growth gained attention.  ExxonMobil and Devon Energy, larger production companies, produced mid-teens gain for the period as reported results were good and prospects remain positive even at their significant current scope of operations.  Occidental Petroleum, a new purchase last year, is beginning to initiate strategic transactions which should force investors to realize what we believe is a significantly undervalued market price compared to the intrinsic value of a wide variety of businesses and assets.

In the financial services sector, all fund holdings continue to be insurance related, although representing different exposures.  Overall performance tracked the industry low double digit total return gains.  Travelers and American International Group lagged in performance, contributing low single digit gains while consolidating strong moves in the prior two years.  Results continue to improve for both as the commercial property and casualty cycle still appears to be in good shape.  First American Financial stock rose nicely; however, concerns whether new and existing home sales activity in the U.S. can offset the likely continued slowdown in refinancing are warranted.  An increase in commercial activity, a more profitable enterprise for First American, would also support growth in the future.  Aon was the best performing holding for the period as their commercial insurance brokerage and employee benefits divisions are both doing well.

The two consumer staples stocks in the fund, AB InBev SA and Unilever, both added mid-single-digit total return gains.  Unilever, a recent addition, is priced at a discount to our intrinsic value range and pays a significant dividend with potential for increases.  AB InBev also rose modestly as business is steady and they have announced the purchase of the portion of a Mexican beer business that they did not own.  Despite leveraging up again modestly for this acquisition, cash flows should remain strong.  We have continued to rebalance and trim this position in recent quarters as the stock has risen.  Lastly, Potash Corporation rose almost 20% in the fiscal first half as the recent worldwide potash pricing concerns have been reduced and the focus has moved towards the long term supply and demand economics. Potash also has increased their dividend significantly the past two years, representing a 3% current yield at current market prices.  This is consistent with the dividend policy of many of the Fund’s current holdings.

In the context of growing concerns over whether the markets have gotten ahead of underlying fundamentals, both in terms of individual companies and in terms of general economic growth, the Fund maintains a posture that is somewhat defensive positioning. Moreover, until there are clearer indications that the US and global economy can emerge from the current slow growth performance, the Fund will continue to maintain an emphasis on larger companies that have dividends as part of the total return thesis.  In any event, the Fund will look to invest in companies with strong balance sheets, the products, services and market positions that can weather slow growth and difficult economic times, valuations which are out of line with their long term intrinsic growth prospects and solid executive leadership.

Thank you for your continued support. We will strive to earn your confidence and strive for the highest of ethical and performance standards in the management of the Concorde Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

CONCORDE VALUE FUND
PORTFOLIO HOLDINGS BY SECTOR

March 31, 2014 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2014.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/13	Value – 3/31/14	Six Months Ended 3/31/14
Actual	$1,000.00	$1,086.80	$10.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45
______________
*
Expenses are equal to the FUND’s annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31, 2014).

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2014 (Unaudited)

		Fair	Percent of
	Shares	Value	Net Assets

COMMON STOCKS - 87.58%
AMUSEMENT & THEME PARKS
The Walt Disney Co.	4,000	$320,280	2.72%
AUTOMOBILE MANUFACTURING
Ford Motor Co.	15,000	234,000	1.98
BREWERIES
Anheuser Busch InBev NV - ADR (b)	2,700	284,310	2.41
CABLE & OTHER SUBSCRIPTION PROGRAMMING
DIRECTV (a)	5,200	397,384	3.37
Viacom, Inc.	4,400	373,956	3.17
		771,340	6.54

CLOTHING ACCESSORIES STORES
Hanesbrands, Inc.	4,000	305,920	2.59
CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Canadian Oil Sands Ltd. (c)	9,500	199,025	1.69
Devon Energy Corp.	7,000	468,510	3.97
Occidental Petroleum Corp.	4,000	381,160	3.23
		1,048,695	8.89

DATA PROCESSING
Fiserv, Inc. (a)	5,600	317,464	2.69
DIRECT PROPERTY & CASUALTY
INSURANCE CARRIERS
American International Group, Inc.	10,000	500,100	4.24
Travelers Companies, Inc.	3,700	314,870	2.67
		814,970	6.91

DIRECT TITLE INSURANCE CARRIERS
First American Financial Corp.	15,000	398,250	3.38
FARM MACHINERY & EQUIPMENT MANUFACTURING
Deere & Co.	2,500	227,000	1.92
GENERAL MEDICAL & SURGICAL HOSPITALS
HCA Holdings, Inc. (a)	12,000	630,000	5.34
HOME CENTERS
Lowe’s Companies, Inc.	6,200	303,180	2.57
HOUSEHOLD PRODUCTS MANUFACTURING
Unilever NV - ADR (b)	5,800	238,496	2.02
INSTRUMENT MANUFACTURING FOR MEASURING
Agilent Technologies, Inc.	5,000	279,600	2.37

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2014 (Unaudited)

		Fair	Percent of
	Shares	Value	Net Assets

COMMON STOCKS (continued)
INSURANCE AGENCIES & BROKERAGES
Aon Corp. (c)	5,200	$438,256	3.72%
LINE-HAUL RAILROADS
Union Pacific Corp.	2,800	525,448	4.46
LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	3,000	292,140	2.48
NATURAL GAS DISTRIBUTION
Kinder Morgan, Inc.	13,500	438,615	3.72
PETROLEUM REFINERIES
Exxon Mobil Corp.	1,600	156,288	1.33
PHARMACEUTICAL PREPARATION MANUFACTURING
Johnson & Johnson	3,800	373,274	3.17
POTASH, SODA, & BORATE MINERAL MINING
Potash Corp. Saskatchewan - ADR (b)	6,900	249,918	2.12
RACETRACKS
International Speedway Corp.	6,500	220,935	1.87
SOFTWARE PUBLISHERS
Microsoft Corp.	9,900	405,801	3.44
Oracle Corp.	13,100	535,921	4.55
		941,722	7.99

SOLID WASTE LANDFILL
Waste Management, Inc.	7,000	294,490	2.50
WOOD KITCHEN CABINET &
COUNTERTOP MANUFACTURING
Fortune Brands Home & Security, Inc.	5,300	223,024	1.89
TOTAL COMMON STOCKS (Cost $6,072,810)		10,327,615	87.58
PREFERRED STOCKS - 3.11%
AIRCRAFT ENGINE & ENGINE
PARTS MANUFACTURING
United Technologies Corp.	5,500	366,135	3.11
TOTAL PREFERRED STOCKS (Cost $330,102)		366,135	3.11
REITS - 1.90%
LESSORS OF NONRESIDENTIAL BUILDINGS
Medical Properties Trust, Inc.	17,500	223,825	1.90
TOTAL REITS (Cost $227,269)		223,825	1.90

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2014 (Unaudited)

		Fair	Percent of
	Shares	Value	Net Assets

SHORT-TERM INVESTMENTS - 7.59%
The STIC Prime Portfolio - Institutional Class, 0.03% (d)	445,527	$445,527	3.78%
Fidelity Institutional Money Market -
Select Class, 0.01% (d)	450,000	450,000	3.81
TOTAL SHORT-TERM INVESTMENTS
(Cost $895,527)		895,527	7.59
Total Investments (Cost $7,525,708) - 100.18%		11,813,102	100.18
Liabilities in Excess of Other Assets - (0.18)%		(20,897)	(0.18)
TOTAL NET ASSETS - 100.00%		$11,792,205	100.00%
______________
Notes:
ADR American Depository Receipt
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Foreign issued security traded over-the-counter in the U.S.
(d)	Rate shown is the 7-day yield as of March 31, 2014.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $7,525,708)	$11,813,102
Receivables
Dividends	10,753
Interest	14
Prepaid expense	2,111
Other asset	3,346
TOTAL ASSETS	11,829,326
LIABILITIES
Investment advisory fee payable	8,891
Accrued expenses	28,230
TOTAL LIABILITIES	37,121
NET ASSETS	$11,792,205

Composition of Net Assets:
Net capital paid in on shares of capital stock	$7,975,320
Undistributed net investment loss	(15,514)
Accumulated net realized loss	(454,995)
Net unrealized appreciation	4,287,394
NET ASSETS	$11,792,205
Capital shares outstanding	764,665
Net asset value, offering price and redemption price per share	$15.42

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2014 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,435)	$104,905
Interest	141
Total investment income	105,046
Expenses
Investment advisory fees (Note 5)	52,260
Administration fees	17,454
Fund accounting fees	13,984
Professional fees	13,723
Transfer agent fees	8,498
Other expenses	5,615
Printing, postage and delivery	4,811
Custody fees	1,525
Directors fees	1,147
Insurance expense	830
Federal and state registration fees	713
Total expenses	120,560
NET INVESTMENT LOSS	(15,514)

REALIZED AND UNREALIZED
GAIN FROM INVESTMENTS
Net realized gain from investments in securities	330,390
Net increase in unrealized appreciation on investments in securities	657,123
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	987,513
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$971,999

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	Sept. 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(15,514)	$25,737
Net realized gain on investments	330,390	999,028
Net unrealized appreciation on investments	657,123	528,754
Net increase in net assets resulting from operations	971,999	1,553,519
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(25,654)	(20,358)
Total distributions to shareholders	(25,654)	(20,358)
CAPITAL SHARE TRANSACTIONS – NET (Note 3)	(433,361)	(1,281,372)
Total increase in net assets	512,984	251,789
NET ASSETS
Beginning of period	11,279,221	11,027,432
End of period (including undistributed net investment
income (loss) of (15,514) and 25,654, respectively)	$11,792,205	$11,279,221

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2014(1)	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009
PER SHARE OPERATING
PERFORMANCE(2):
Net asset value, beginning of period	$14.22	$12.34	$9.97	$10.65	$9.98	$12.74
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03	0.02	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.25	1.87	2.35	(0.65)	0.70	(2.14)
Total from investment operations	1.23	1.90	2.37	(0.68)	0.67	(2.16)
Less distributions:
From net investment income	(0.03)	(0.02)	—	—	—	—
From net realized gains	—	—	—	—	—	(0.60)
Total distributions	(0.03)	(0.02)	—	—	—	(0.60)
Net asset value, end of period	$15.42	$14.22	$12.34	$9.97	$10.65	$9.98
TOTAL RETURN	8.68%	15.46%	23.77%	(6.38)%	6.71%	(16.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$11,792	$11,279	$11,027	$9,331	$10,495	$12,487
Ratio of expenses to average net assets	2.08%	2.09%	2.12%	2.07%	2.02%	2.00%
Ratio of net investment income (loss)
to average net assets	(0.27)%	0.24%	0.19%	(0.24)%	(0.32)%	(0.24)%
Portfolio Turnover	12%	34%	19%	37%	33%	51%
______________
(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in note 2.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income or excise tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Permanent book and tax differences, if any, result in reclassifications to certain components of net assets. For the year ended September 30, 2013, the Fund decreased undistributed net investment income by $83, and decreased accumulated net realized loss by $83. These reclassifications have no effect on net assets, results of operations or net asset value per share. The permanent differences primarily relate to foreign currency losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES (CONTINUED)

Management has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of March 31, 2014, open Federal tax years include the tax years ended September 30, 2011 through 2013.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 – Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical instruments to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities (common and preferred stock) – Securities traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price, except for call options written for which the last quoted bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds are generally priced at the ending net asset value provided by the service agent of the Funds and will be classified as Level 1 securities.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Fair Value Measurements (continued)

Bonds & Notes – Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices.

Short-Term Debt Securities – Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Fair Value Measurements (continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Amusement & Theme Parks	$320,280	$—	$—	$320,280
Automobile Manufacturing	234,000	—	—	234,000
Breweries	284,310	—	—	284,310
Cable & Other Subscription Programming	771,340	—	—	771,340
Clothing Accessories Stores	305,920	—	—	305,920
Crude Petroleum & Natural Gas Extraction	1,048,695	—	—	1,048,695
Data Processing	317,464	—	—	317,464
Direct Property & Casualty Insurance Carriers	814,970	—	—	814,970
Direct Title Insurance Carriers	398,250	—	—	398,250
Farm Machinery & Equipment Manufacturing	227,000	—	—	227,000
General Medical & Surgical Hospitals	630,000	—	—	630,000
Home Centers	303,180	—	—	303,180
Household Products Manufacturing	238,496	—	—	238,496
Instrument Manufacturing for Measuring	279,600	—	—	279,600
Insurance Agencies & Brokerages	438,256	—	—	438,256
Line-Haul Railroads	525,448	—	—	525,448
Local Messengers & Local Delivery	292,140	—	—	292,140
Natural Gas Distribution	438,615	—	—	438,615
Petroleum Refineries	156,288	—	—	156,288
Pharmaceutical Preparation Manufacturing	373,274	—	—	373,274
Potash, Soda, & Borate Mineral Mining	249,918	—	—	249,918
Racetracks	220,935	—	—	220,935
Software Publishers	941,722	—	—	941,722
Solid Waste Landfill	294,490	—	—	294,490
Wood Kitchen Cabinet &
Countertop Manufacturing	223,024	—	—	223,024
Total Common Stocks	10,327,615	—	—	10,327,615
Preferred Stocks
Aircraft Engine & Engine
Parts Manufacturing	366,135	—	—	366,135
Total Preferred Stocks	366,135	—	—	366,135
REITS
Medical Properties Trust, Inc.	223,825	—	—	223,825
Total REITS	223,825	—	—	223,825
Short-Term Investments	895,527	—	—	895,527
Total Investments	$11,813,102	$—	$—	$11,813,102

Transfers between levels are recognized at the end of the reporting period. There were no transfers between level 1 and level 2 during the period. There were no level 3 securities held in the Fund during the period ended March 31, 2014.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 3 – Capital Share Transactions

As of March 31, 2014, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of March 31, 2014, capital paid-in aggregated $7,975,320.

Transactions in shares of capital stock for the period ended March 31, 2014 and September 30, 2013 were as follows:

	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		September 30, 2013
	Shares	Amount	Shares	Amount
Shares sold	1,854	$27,400	5,270	$70,000
Shares issued in reinvestment of dividends	1,742	25,654	1,670	20,358
	3,596	53,054	6,940	90,358
Shares redeemed	(32,403)	(486,415)	(107,373)	(1,371,730)
Net increase (decrease)	(28,807)	$(433,361)	(100,433)	$(1,281,372)

On November 13, 2013, a distribution of $0.03 per share was declared from net investment income. The dividend was paid on December 11, 2013, to shareholders of record on December 10, 2013.

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $1,264,883 and $1,570,096, respectively. The cost of purchases and proceeds from sales of short-term securities aggregated $1,521,187 and $1,708,716, respectively, for the period ended March 31, 2014.

Note 5 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $52,260 for the period ended March 31, 2014, of which $8,891 was payable at March 31, 2014.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Federal Tax Information

The tax character of distributions paid during the period ended March 31, 2014 and September 30, 2013 were as follows:

	Six Months Ended
	March 31, 2014	September 30, 2013
Ordinary income	$25,654	$20,358

Note 7 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to March 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At its meeting held on November 13, 2013, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”) including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) considered and then voted to re-approve the current investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Value Fund (the “Fund”).  In connection with its re-approval of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor.  The Board considered the following factors:

The Advisor:

1)
Provides daily investment management for the Concorde Value Fund.  In providing investment management, Concorde Financial Corporation will oversee the trading of securities and the rebalancing of the portfolio.

2)	Retains the services of the Fund’s Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)
Provide responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.

4)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

5)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, articulately on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the imposition of breakpoints.

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds.  The Board used data from Lipper, as presented in the charts in the Board Materials, showing funds classified by Lipper as Multi-Cap Value Funds, similar in nature to the Concorde Value Fund.  The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the Multi-Cap Value classification.  The Board also referenced Concorde Financial Corporation’s Form ADV and a copy of the current Investment Advisory Agreement.  They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund.  After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the Continuation of Investment Advisory Agreement.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2013 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the FUND intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  One the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 6, 2014

By (Signature and Title)*   /s/Gary B. Wood
Gary B. Wood, Treasurer

Date    June 6, 2014

* Print the name and title of each signing officer under his or her signature.